UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

IAC/InterActiveCorp

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! IAC/INTERACTIVECORP 555 WEST 18TH STREET NEW YORK, NY 10011 IAC/INTERACTIVECORP 2022 Annual Meeting Vote by June 22, 2022 11:59 PM ET You invested in IAC/INTERACTIVECORP and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 23, 2022. Vote Virtually at the Meeting* June 23, 2022 9:30 a.m. ET Virtually at: www.virtualshareholdermeeting.com/IAC2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D79731-P73158 Get informed before you vote View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 9, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D79732-P73158 1. Election of Directors Nominees: 1c. Michael D. Eisner 1a. Chelsea Clinton 1d. Bonnie S. Hammer 1b. Barry Diller 1e. Victor A. Kaufman 1f. Joseph Levin 1g. Bryan Lourd* 1h. Westley Moore 1i. David Rosenblatt 1j. Alan G. Spoon* 1k. Alexander von Furstenberg 1l. Richard F. Zannino* 2. To approve a non-binding advisory vote on IAC’s 2021 executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. *To be voted upon by the holders of IAC Common Stock voting as a separate class. For For For For For For For For For For For For For For 3. To ratify the appointment of Ernst & Young LLP as IAC’s independent registered public accounting firm for the 2022 fiscal year.

Your Vote Counts! IAC/INTERACTIVECORP 555 WEST 18TH STREET NEW YORK, NY 10011 IAC/INTERACTIVECORP 2022 Annual Meeting Vote by June 22, 2022 11:59 PM ET Vote Virtually at the Meeting* June 23, 2022 9:30 a.m. ET Virtually at: www.virtualshareholdermeeting.com/IAC2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D79733-P73158 You invested in IAC/INTERACTIVECORP and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 23, 2022. Get informed before you vote View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 9, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D79734-P73158 Voting Items Board Recommends 1. Election of Directors Nominees: 1c. Michael D. Eisner 1a. Chelsea Clinton 1d. Bonnie S. Hammer 1b. Barry Diller 1e. Victor A. Kaufman 1f. Joseph Levin 1g. Westley Moore 1h. David Rosenblatt 1i. Alexander von Furstenberg 2. To approve a non-binding advisory vote on IAC’s 2021 executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For 3. To ratify the appointment of Ernst & Young LLP as IAC’s independent registered public accounting firm for the 2022 fiscal year.